UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2020

PARTS iD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38296	81-3674868
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Corporate Drive, Suite C

Cranbury, New Jersey 08512

(Address of principal executive offices, including zip code)

(609) 642-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant to purchase one-half of one share of Class A common stock	LGC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	LGC	New York Stock Exchange
Warrants, exercisable for one-half of one share of Class A common stock for $5.75 per half share, or $11.50 per whole share	LGC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 17, 2020, PARTS iD, Inc., a Delaware corporation (f/k/a Legacy Acquisition Corp. (“Legacy”)) (the “Company”), in connection with and prior to its business combination with Onyx Enterprises Int’l, Corp., a New Jersey corporation (“Onyx”), acting pursuant to authorization from Legacy’s Board of Directors, determined to withdraw voluntarily the listing of its Class A common stock, par value $0.0001 per share (the “Class A common stock”) from the New York Stock Exchange (the “NYSE”) and transfer the listing of the Class A common stock to the NYSE American (the “NYSE American”), where it has been authorized for listing. The Company expects to delist voluntarily the Class A common stock from the NYSE effective as of the close of trading on November 20, 2020 and to commence trading on the NYSE American the following business day, November 23, 2020. The Class A common stock will begin trading under the new symbol “ID”.

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto is a press release, dated November 20, 2020 (the “Press Release”) issued by the Company announcing that it has completed the previously announced business combination with Onyx (the “Business Combination”) pursuant to the Business Combination Agreement (the “Business Combination Agreement”), dated September 18, 2020, by and among Legacy, Excel Merger Sub I, Inc., Excel Merger Sub II, LLC, Onyx and Shareholder Representative Services LLC. The Press Release also announces that the combined company has been renamed PARTS iD, Inc. (“PARTS iD”) and that PARTS iD’s Class A common stock will trade on the NYSE American under the symbol “ID”.

The information in this Item 7.01 and incorporated by reference hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

About PARTS iD, Inc.

PARTS iD is a technology-driven, digital commerce company focused on creating custom infrastructure and unique user experiences within niche markets. Founded in 2008 with a vision of creating a one-stop eCommerce destination for the automotive parts and accessories market, PARTS iD has since become a market leader and proven brand-builder, fueled by its commitment to delivering a revolutionary shopping experience; comprehensive, accurate and varied product offerings; and continued digital commerce innovation.

Forward-Looking Statements

Any statements made in this Current Report on Form 8-K relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other such matters, including without limitation, the anticipated ability to capitalize on eCommerce demand or the potential for long term profitable growth, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this Current Report on Form 8-K, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “potential,” “look forward” and similar expressions and their variants, as they relate to PARTS iD may identify forward-looking statements. PARTS iD cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly and in unanticipated ways.

Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including without limitation, ability to obtain adequate financing to advance product development and company growth, the marketplace for online purchases of aftermarket auto parts, ability to maintain and enforce intellectual property rights, supply chain disruptions, unanticipated demands on cash resources, competition risks including the entry of new competitors and products, adverse federal, state and local government regulation, technological obsolescence of the PARTS iD’s products, price increases for supplies, the effects of current and future U.S. and foreign trade policy and tariff actions, and any disruption to its business caused by the current COVID-19 pandemic. Further information on the factors and risks that could cause actual results to differ from any forward-looking statements are contained in PARTS iD’s filings with the United States Securities and Exchange Commission (SEC), which are available at https://www.sec.gov (or at https://www.partsid.com). The forward-looking statements represent the estimates of PARTS iD as of the date hereof only, and PARTS iD specifically disclaims any duty or obligation to update forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1*	Press Release of PARTs iD, Inc. dated November 20, 2020
104	Cover page Interactive Data File (embedded within the inline XBRL document)

*	Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall Exhibit 99.1 be deemed incorporated by reference into any filing of the Company under the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTS ID, INC.

November 20, 2020	By:	/s/Antonino Ciappina
	Name:	Antonino Ciappina
	Title:	Chief Executive Officer

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